UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 16, 2017
URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland (Urban Edge Properties)	001-36523 (Urban Edge Properties)	47-6311266
Delaware (Urban Edge Properties LP)	333-212951-01 (Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2017, Urban Edge Properties (the “Company”) entered into a letter agreement with Robert Minutoli (the “Letter Agreement”). The Letter Agreement replaces the Employment Agreement dated January14, 2015 between Mr. Minutoli and the Company.

Pursuant to the Letter Agreement, Mr. Minutoli will continue to serve as the Chief Operating Officer and an Executive Vice President of the Company. Effective as of January 1, 2018, his annual base salary will be $600,000. He will continue to be eligible to receive a cash bonus, annual equity award and an annual allocation of any long-term incentive plan that may be adopted, in each case, in amounts and under terms and conditions determined by the Compensation Committee of the Board of Trustees of the Company. In connection with the execution of the Letter Agreement, Mr. Minutoli will be paid a one-time cash bonus of $100,000.

Under the Letter Agreement, if Mr. Minutoli is terminated by the Company without cause or resigns for good reason three months prior to, in connection with or within two years following a change in control, he will receive an amount equal to (x) 2.5 times the sum of (i) his then-current base salary plus (ii) his then-current target annual bonus, plus (y) a pro-rated bonus paid for the year of termination. If Mr. Minutoli retires after providing advance notice and actively assisting the Company in transitioning his duties, then (a) he will be paid a pro-rated bonus for the year in which he retires and (b) all service-based conditions on his unvested equity awards will vest (but the awards will remain subject to corporate performance-based vesting conditions, if any).

The foregoing description of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement that is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

10.1	Letter Agreement between Urban Edge Properties and Robert Minutoli.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: October 17, 2017	By:	/s/ Mark Langer
Mark Langer, Chief Financial Officer

URBAN EDGE PROPERTIES LP
(Registrant)

	By:	Urban Edge Properties, General Partner

Date: October 17, 2017	By:	/s/ Mark Langer
Mark Langer, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Letter Agreement between Urban Edge Properties and Robert Minutoli.